Exhibit 2.1
                          AGREEMENT AND PLAN OF MERGER

            THIS AGREEMENT OF MERGER (the "Agreement"), dated as of December 22, 1998, is entered into by and between INAMED Corporation, a Florida corporation ("INAMED Florida") and INAMED Corporation (Delaware), a Delaware corporation ("INAMED Delaware").

                                   WITNESSETH:

            WHEREAS, INAMED Florida is a corporation duly organized and existing under the laws of the State of Florida;

            WHEREAS, the respective Boards of Directors of INAMED Florida and INAMED Delaware have determined that it is advisable and in the best interests of each of such corporations that INAMED Florida merge with and into INAMED Delaware (the "Merger") upon the terms and subject to the conditions set forth in this Agreement for the purpose of effecting the change of the state of incorporation of INAMED Florida from Florida to Delaware;

            WHEREAS, the respective Boards of Directors of INAMED Florida and INAMED Delaware have, by resolutions duly adopted, approved this Agreement, subject to the approval of the shareholders of each of INAMED Delaware and INAMED Florida; and

            WHEREAS,   this  Agreement  is  intended  as  a  tax  free  plan  of
reorganization within the meaning of Section 368 of the Internal Revenue Code;

            NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, INAMED Florida and INAMED Delaware hereby agree as follows:

            1. MERGER. INAMED Florida shall be merged with and into INAMED Delaware and INAMED Delaware shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation"). The Merger shall become effective upon the date and time when this Agreement is made effective in accordance with applicable law (the "Effective Time").

            2. GOVERNING DOCUMENTS; EXECUTIVE OFFICERS AND DIRECTORS. The Certificate of Incorporation of INAMED Delaware, from and after the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable laws. The Bylaws of INAMED Delaware from and after the Effective Time, shall be the Bylaws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof, or the Certificate of Incorporation of the Surviving Corporation and applicable laws. The executive officers, directors and members of committees of the Board of Directors of INAMED Delaware, as of the Effective Time, shall become the executive officers, directors and members of committees of the Board of Directors of the Surviving Corporation, from and after the Effective Time, until their respective successors have been duly elected and qualify, unless they earlier die, resign or are removed.

            3. SUCCESSION. At the Effective Time, the separate corporate existence of INAMED Florida shall cease, and INAMED Delaware shall possess all the rights, privileges, powers and franchises of a public and private nature of INAMED Florida; and all property, real, personal and mixed, and all debts due to INAMED on whatever account, as well as for share subscriptions as all other things in action belonging to INAMED Florida, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every interest shall be thereafter as effectually the property of the Surviving Corporation as they were of INAMED Florida, and the title to any real estate vested by deed or otherwise in INAMED Florida shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of INAMED Florida shall be preserved unimpaired, and all debts, liabilities and duties of INAMED Florida shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of INAMED Florida its shareholders, Board of Directors and committees thereof,


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
officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to INAMED Florida. The employees and agents of INAMED Florida shall become the employees and agents of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees and agents of INAMED Florida. The requirements of any plans or agreements of INAMED Florida involving the issuance or purchase by INAMED Florida of certain shares of its capital stock shall be satisfied by the issuance or purchase of a like number of shares of the Surviving Corporation.

            4. FURTHER ASSURANCES. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of INAMED Florida such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of INAMED Florida, and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of INAMED Florida or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

            5. CONVERSION OF SHARES. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

                        (a) each share of the common stock, par value $.01 per share (the "INAMED Florida Common Stock") of INAMED Florida outstanding immediately prior to the Effective Time shall be changed and converted into and shall be one fully paid and nonassessable share of common stock, par value $.01 per share (the "INAMED Delaware Common Stock") of INAMED Delaware and no fractional shares shall be issued and fractions of half or more shall be rounded to a whole share and fractions of less than half shall be disregarded, such that the issued and outstanding capital stock of INAMED Delaware resulting from the conversion of the capital stock of INAMED Florida upon the Effective Time shall be equal to the number of shares of Common Stock at that time; and

                        (b) As of the Effective Time, INAMED Delaware hereby assumes all obligations under any and all employee benefit plans of INAMED Florida in effect as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding as of the Effective Time and shall continue the stock option plans of INAMED Florida. Each outstanding and unexercised option, warrant or other right to purchase, or security convertible into INAMED Florida Common Stock shall become an option, warrant or right to purchase, or a security convertible into the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of INAMED Florida Common Stock issuable pursuant to any such option, warrant or stock purchase right or convertible security, on the same terms and conditions and at an exercise or conversion price per share equal to the exercise or conversion price per share applicable to any such INAMED Florida option, warrant, stock purchase right or other convertible security at the Effective Time.

                        A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, warrants, stock purchase rights and convertible securities equal to the number of shares of INAMED Florida Common Stock so reserved immediately prior to the Effective Time.

                        (c) the shares of INAMED Delaware Common Stock presently issued and outstanding in the name of INAMED Florida shall be canceled and retired and resume the status of authorized and unissued shares of INAMED Delaware Common Stock, and no shares of INAMED Delaware Common Stock or other securities of INAMED Florida shall be issued in respect thereof.

            6. STOCK CERTIFICATES. As of and after the Effective Time, all of the outstanding certificates which, immediately prior to the Effective Time, represented shares of INAMED Florida Common Stock shall be deemed for all purposes to evidence ownership of, and to represent, shares of INAMED Delaware Common Stock into which the shares of INAMED Florida Common Stock formerly represented by such certificates, have been converted as herein provided. The registered owner on the books and records of the Surviving Corporation or its transfer agents of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agents, have and be entitled to

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

exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of INAMED Delaware Common Stock evidenced by such outstanding certificate as above provided.

            7. SHAREHOLDER APPROVAL. This Agreement has been approved by INAMED Florida under Section 607.1103 of the Florida Business Corporation Act by the shareholders representing in excess of 50% of the issued and outstanding voting securities of INAMED Florida. This Agreement has been approved by INAMED Delaware under Section 253 of the General Corporation Law of the State of Delaware. The signature of INAMED Florida on this Agreement shall constitute its written consent as sole shareholder of INAMED Delaware, to this Agreement and the Merger.

            8. OTHER EMPLOYEE BENEFIT PLANS. As of the Effective Time, INAMED Delaware hereby assumes all obligations under any and all employee benefit plans of INAMED Florida in effect as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding as of the Effective Time.

            9. AMENDMENT. To the full extent permitted by applicable law, this Agreement may be amended, modified or supplemented by written agreement of the parties hereto, either before or after approval of the shareholders of the constituent corporations and at any time prior to the Effective Time with respect to any of the terms contained herein.

            10. ABANDONMENT. At any time prior to the Effective Time, this Agreement may be terminated and the Merger may be abandoned by the Boards of Directors of INAMED Florida or INAMED Delaware, notwithstanding approval of this Agreement by the shareholders of INAMED Delaware or by the shareholders of INAMED Florida, or both, if, in the opinion of either of the Boards of Directors of INAMED Florida or INAMED Delaware, circumstances arise which in the opinion of such Boards of Directors, make the Merger for any reason inadvisable.

            11. COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in two or more counterparts, each of which shall be deemed to be an original and the same agreement.

            12. FLORIDA APPOINTMENT. INAMED Delaware hereby agrees that it may be served with process in the State of Florida in any action or special proceeding for enforcement of any liability or obligation of INAMED Florida or INAMED Delaware arising from the Merger. INAMED Delaware appoints the Secretary of State of the State of Florida as its agent to accept service of process in any such suit or other proceeding and a copy of such process shall be mailed by the Secretary of State of Florida to INAMED Delaware at 3800 Howard Hughes Parkway, Suite 900, Las Vegas, Nevada 89101.

            13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

            IN WITNESS WHEREOF, INAMED Florida and INAMED Delaware have caused this Agreement to be executed and delivered at Las Vegas, Nevada by their respective duly authorized officers as of the date first above written.


                      INAMED CORPORATION
                      a Florida corporation

                      By:  /S/ RICHARD G. BABBITT
                              -----------------------------------------------
                              Richard G. Babbitt
                              Chairman, Chief Executive Officer and President


                      INAMED CORPORATION (Delaware)
                      a Delaware corporation

                      By:  /S/ RICHARD G. BABBITT
                              -----------------------------------------------
                              Richard G. Babbitt
                              Chairman, Chief Executive Officer and President



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